                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

                                (Rule 14a-101)

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              THE RBB FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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

     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                  n/i numeric investors family of funds

                                    of
                              THE RBB FUND, INC.

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ----------------

                                                          October 13, 1999

  A Special Meeting of Shareholders (the "Meeting") of n/i numeric investors Micro Cap Fund, n/i numeric investors Growth Fund, n/i numeric investors Growth & Value Fund, n/i numeric investors Larger Cap Value Fund and n/i numeric investors Small Cap Value Fund (each a "Fund," and collectively, the "Numeric Funds"), each a series of The RBB Fund, Inc. (the "RBB Fund" or the "Company"), will be held at the offices of the RBB Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 3rd Floor, Wilmington, Delaware 19809 on November 22, 1999, at 10:00 a.m. for the following purposes:

    (1) The approval or disapproval of an amendment to the investment advisory agreement between the Company and Numeric Investors L.P.(R) with respect to each Fund pursuant to which Numeric Investors L.P.(R) would be compensated on a performance fee basis; and

    (2) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

  The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on September 30, 1999 have the right to vote at the Meeting. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the Meeting can be held and a maximum number of shares may be voted.

  THE BOARD OF DIRECTORS OF THE RBB FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH NUMERIC FUND VOTE TO APPROVE THE AMENDMENT TO EACH RESPECTIVE ADVISORY AGREEMENT.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH AT END OF THE FOLLOWING PROXY STATEMENT.

  PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE RBB FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

  THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED AUGUST 31, 1998 AND FEBRUARY 28, 1999, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY CALLING THE COMPANY AT (800) 686-3742.

                                          By Order of the Board of Directors

                                          Morgan R. Jones
                                          Secretary

October 13, 1999

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                              THE RBB FUND, INC.
                        Bellevue Park Corporate Center
                        400 Bellevue Parkway, 3rd Floor
                          Wilmington, Delaware 19809

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The RBB Fund, Inc. (the "Company") for use at a Special Meeting of Shareholders of each of the n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Growth & Value Fund ("Growth & Value Fund"), n/i numeric investors Larger Cap Value Fund ("Larger Cap Value Fund") and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") to be held at the Company's offices located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 on November 22, 1999, at 10:00 a.m. Eastern Time. As used in this Proxy Statement, the meeting and any adjournment thereof is referred to as the "Meeting;" the n/i numeric investors family of funds are referred to individually as a "Fund" and collectively as the "Funds;" and the Funds' shares are referred to as "Shares."

  Proxy solicitations will be made primarily by mail, but solicitations may also be made by personal interview conducted by officers or employees of the Company, Numeric Investors L.P.(R) ("Numeric"), Bear Stearns Funds Management Inc., the co-administrator to each Fund, or Shareholder Communications Corporation ("SCC"), a proxy solicitation firm that has been retained by the Company. All costs of the solicitation, including (a) printing and mailing of this Proxy Statement and accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares, (c) payment of SCC for its services in soliciting proxies and (d) supplementary solicitations to submit proxies, will be borne by each Fund. SCC has been retained to solicit proxies in connection with the Meeting for a fee of approximately $16,500. It is anticipated that SCC will request that shareholders of the Funds submit their proxies, and may do so by mail or personal interview. This Proxy Statement and the enclosed proxy are expected to be distributed to shareholders on or about October 13, 1999.

  The following table summarizes the proposal to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to the proposal:

                 Proposal                          Shareholders solicited
                 --------                          ----------------------
    The approval or disapproval of an     Shareholders of each Fund voting
    amendment to the investment           separately on a Fund-by-Fund basis.
    advisory agreement between the
    Company and Numeric with respect to
    each Fund pursuant to which Numeric
    would be compensated on a
    performance fee basis.

  A proxy is enclosed with respect to the Shares you own in the Company. If the proxy is executed properly and returned, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                   PROPOSAL

  Introduction. Under the Company's current investment advisory agreements (each a "Current Agreement" and collectively, the "Current Agreements"), Numeric is entitled to receive advisory fees at a rate of 0.75% of each Fund's average daily net assets. Following a review of each of the Company's Current Agreements with Numeric during its last board meeting, and based on Numeric's recommendation, the Board of Directors approved a new performance fee structure known as a "fulcrum fee" arrangement. A fulcrum fee arrangement compensates an investment adviser on the basis of a fund's performance relative to a benchmark. Before the proposed fulcrum fee arrangement can be implemented, however, the shareholders must approve an amendment to the Current Agreements permitting such an arrangement. At the Meeting, shareholders of each Fund will be asked to approve such an amendment to its Current Agreement (each an "Amended Agreement" and collectively, the "Amended Agreements") with Numeric. Numeric currently serves as investment adviser to the Company pursuant to five separate investment advisory agreements.

  Significant provisions of the Amended Agreements are summarized below. However, this summary is qualified in its entirety by reference to the Amended Agreements. A copy of one Amended Agreement is attached as Exhibit A to this Proxy Statement. The four other Amended Agreements are identical to Exhibit A, except for the Fund they cover and the Fund's benchmark index used in calculating the advisory fees paid to Numeric.

  Terms and Conditions of the Amended Agreements. The terms and conditions of the Amended Agreements are identical to those of the Current Agreements except for provisions relating to the method of calculating the compensation paid to Numeric. In the event that the Amended Agreements are not approved, the Current Agreements would remain in effect. In the Amended Agreements, Numeric agrees, subject to the supervision of the Company's Board of Directors, to continue to be responsible for the management of, and to provide a continuous investment program for, each Fund's portfolio in accordance with such Fund's investment objective, policies and limitations, and to make decisions with respect to and place orders for all purchases and sales of portfolio securities for the respective Funds. Numeric's responsibilities as investment adviser also will continue to include providing investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds and maintaining books and records with respect to each Fund's securities transactions.

  Under the Amended Agreements, until January 1, 2001, Numeric would continue to be entitled to its current advisory fee of 0.75% of each Fund's average daily net assets before fee waivers and expense reimbursements, if any. Effective January 1, 2001, the fulcrum fee arrangement would apply. Under the fulcrum fee arrangement, Numeric's fee would be less than the current advisory fee of 0.75% if a Fund's performance did not exceed its benchmark by 3.00% in a given twelve month period, and would only be more than the current advisory fee if a Fund's performance exceeded its benchmark by more than 4.00% in a given twelve month period. The performance adjustment would be calculated at the end of each month using a basic fee of 0.85% of average daily net assets, and a performance adjustment based upon each Fund's performance during the last rolling twelve month period. Each Fund's net performance would be compared with the performance of its benchmark index during that same rolling twelve month period. When a Fund's performance was at least 5.00% better than its benchmark, it would pay Numeric more than the basic fee. If a Fund did not perform at least 4.00% better than its benchmark, Numeric would be paid less than the basic fee. Each 1.00% of the difference in performance between a Fund and its benchmark plus 4.00% during the performance period would result in a 0.10% adjustment to the basic fee. If Numeric did not perform as well as a Fund's benchmark index plus 4.00%, Numeric would be paid less than 0.85%. Under the Amended Agreement, it is possible that, in certain circumstances, a Fund could pay Numeric more than the basic fee even though the performance of both the Fund and the Fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the Fund's performance. The benchmark index for each of the Micro Cap, Growth, Growth & Value, Larger Cap Value and Small Cap Value Funds would be the Russell 2000 Growth Index, Russell 2500 Growth Index, S&P MidCap 400 Index, Russell 1000 Value Index and Russell 2000 Value Index, respectively. These benchmark indices are the same respective indices that each Fund has used as a benchmark to compare its performance in the past.

  The maximum annualized performance adjustment rate would be + or - 0.50% of average net assets which would be added to or deducted from the basic fee if a Fund outperformed its benchmark index over a rolling twelve month period by 9.00% or more or if it underperformed its benchmark index over a rolling twelve month period. Under the fulcrum fee arrangement, Numeric's fee would never be greater than 1.35% nor less than

0.35% of a Fund's average annualized daily net assets for the preceding month. The table below details the fulcrum fee arrangement:

   Percentage difference
        between fund
    performance (net of
     expenses including
    management fees) and
    percentage change in                           Performance       Total
      benchmark index                  Basic fee adjustment rate management fee
   ---------------------               --------- --------------- --------------
   +9% or more........................   0.85%         0.50%          1.35%
   +8% or more but less than +9%......   0.85%         0.40%          1.25%
   +7% or more but less than +8%......   0.85%         0.30%          1.15%
   +6% or more but less than +7%......   0.85%         0.20%          1.05%
   +5% or more but less than +6%......   0.85%         0.10%          0.95%
   +4% or more but less than +5%......   0.85%         None           0.85%
   +3% or more but less than +4%......   0.85%        -0.10%          0.75%
   +2% or more but less than +3%......   0.85%        -0.20%          0.65%
   +1% or more but less than +2%......   0.85%        -0.30%          0.55%
   +0% or more but less than +1%......   0.85%        -0.40%          0.45%
   Less than 0%.......................   0.85%        -0.50%          0.35%

  Numeric has contractually agreed that assuming the Amended Agreements are approved, it will waive fees and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes), from January 1, 2001 until December 31, 2001, to the extent necessary to prevent a Fund's expenses, other than management fees, from exceeding 0.50% of its average daily net assets. Numeric also has contractually agreed that assuming the Amended Agreements are approved, it will continue to waive fees and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes) from the time of the effective date of the Amended Agreements until the fulcrum fee arrangement would become effective (that is, January 1, 2001) to the extent necessary to prevent a Fund's expenses from exceeding 1.00% of its average daily net assets. Currently, Numeric has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a Fund's expenses from exceeding 1.00% of its average daily net assets.

  During the fiscal year or period ended August 31, 1999, the Micro Cap, Growth, Growth & Value, Larger Cap Value and Small Cap Value Funds each paid Numeric an investment advisory fee at the effective annual rate of 0.63%, 0.59%, 0.55%, 0.38% and 0.01%, respectively, of such Funds' average daily net assets after fee waivers. The table below compares the aggregate amount of management fees paid during the last fiscal year or period to the aggregate amount of management fees that would have been paid by each Fund had the proposed fulcrum fee been in effect:

                                  Fiscal Year
                                or Period Ended                   Percentage
                                August 31, 1999   Fulcrum fee  variation between
                                Management fees* arrangement** fee arrangements
                                ---------------- ------------- -----------------
   Micro Cap...................     $630,289      $1,350,887         114.32%
   Growth......................      451,504         382,282         -15.33%
   Growth & Value..............      488,857         237,853         -51.34%
   Larger Cap Value............       77,347               0        -152.01%
   Small Cap Value***..........          931               0      -4,312.76%

--------

 * These amounts reflect the fees after waivers and/or expense reimbursements. Numeric has contractually agreed until December 31, 2000 to waive fees and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes) to the extent necessary to prevent a Fund's expenses from exceeding 1.00% of its average daily net assets. The management fees before these waivers were $756,094, $573,423, $660,704, $150,844 and $55,690 for the Micro Cap, Growth, Growth & Value, Larger Cap Value and Small Cap Value Funds, respectively.

** These amounts reflect fees after fee waivers and/or expense reimbursements.
   Numeric has contractually agreed that from when the fulcrum fee arrangement would become effective (that is, January 1, 2001) until December 31, 2001, it will waive fees and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes) to the extent necessary to prevent a Fund's expenses, other than management fees, from exceeding 0.50% of its average daily net assets. The total management fees reflecting the fulcrum fee arrangement before such waivers and/or reimbursements would have been $1,360,968, $420,510, $308,329, $70,394 and
   $95,538, for the Micro Cap, Growth, Growth & Value, Larger Cap Value and Small Cap Value Funds, respectively. Numeric would also have reimbursed expenses of the Larger Cap Value and Small Cap Value Funds in the amounts of $40,225 and $39,221, respectively, under its contractual fee waiver and expense reimbursement agreement with the Company.

*** For the period December 1, 1998 through August 31, 1999.

  The following table shows the total operating expenses paid by the Funds based on the last fiscal year or period as a percentage of average net assets. Figures shown reflect expenses under the Current Agreements as well as pro forma expenses that would have been incurred if the fulcrum fee arrangement had been in effect during that period, and in each case are based on each Fund's asset levels as of August 31, 1999.

Annual operating expenses

  (expenses that are deducted from Fund assets)

                                                             Total annual
                                                                 fund      Fee waivers
                            Management Rule 12b-1   Other     operating   and/or expense   Net
                              fees+       Fees    expenses++   expenses   reimbursements expenses
                            ---------- ---------- ---------- ------------ -------------- --------
    Micro Cap
     Current...............   0.75%       None      0.51%       1.26%         -0.26%      1.00%*
     Pro Forma.............   1.35%       None      0.51%       1.86%         -0.01%      1.85%**
    Growth
     Current...............   0.75%       None      0.55%       1.30%         -0.30%      1.00%*
     Pro Forma.............   0.55%       None      0.55%       1.10%         -0.05%      1.05%**
    Growth & Value
     Current...............   0.75%       None      0.58%       1.33%         -0.33%      1.00%*
     Pro Forma.............   0.35%       None      0.58%       0.93%         -0.08%      0.85%**
    Larger Cap Value
     Current...............   0.75%       None      1.05%       1.80%         -0.80%      1.00%*
     Pro Forma.............   0.35%       None      1.05%       1.40%         -0.55%      0.85%**
    Small Cap Value***
     Current...............   0.75%       None      1.84%       2.59%         -1.59%      1.00%*
     Pro Forma.............   0.95%       None      1.84%       2.79%         -1.34%      1.45%**

--------

* These amounts reflect fees after fee waivers and/or expense reimbursements. Numeric has contractually agreed until December 31, 2000 to waive fees and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes) to the extent necessary to prevent a Fund's expenses from exceeding 1.00% of average daily net assets.

**These amounts reflect fees after fee waivers and/or expense reimbursements.
   Numeric has contractually agreed that from when the fulcrum fee arrangement would become effective (that is, January 1, 2001) until December 31, 2001, it will waive fees and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes), to the extent necessary to prevent a Fund's expenses other than management fees, from exceeding 0.50% of its average daily net assets.

***For the period December 1, 1998 through August 31, 1999; percentages are annualized.

+ The current and pro forma management fees (other than brokerage commissions, extraordinary items, interest and taxes) after fee waivers and/or expense reimbursements would have been 0.63% and 1.34% for the Micro Cap Fund; 0.59% and 0.50% for the Growth Fund; 0.55% and 0.27% for the Growth & Value Fund; 0.38% and 0.00% for the Larger Cap Value Fund; and 0.01% and 0.00% for the Small Cap Value Fund. Numeric would also have reimbursed expenses of the Larger Cap Value and Small Cap Value Funds by an additional 0.20% and 0.39%, respectively, under the contractual fee waiver and expense reimbursement agreement with the Company.

++ The current and pro forma other expenses after fee waivers and/or expense reimbursements would have been 0.37% and 0.51% for the Micro Cap Fund; 0.41% and 0.55% for the Growth Fund; 0.45% and 0.58% for the Growth & Value Fund; 0.62% and 0.85% for the Larger Cap Value Fund; and 0.99% and 1.45% for the Small Cap Value Fund.

  EXAMPLE. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total annual return each year with no changes in operating expenses (other than management fees for the pro forma expenses) and redemption at the end of each period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                1 Year      3 Years      5 Years      10 Years
                             (current/pro (current/pro (current/pro (current/pro
                                forma)       forma)       forma)       forma)
                             ------------ ------------ ------------ ------------
   Micro Cap................   $102/188     $374/584    $667/1,005  $1,500/2,179
   Growth...................    102/107      382/345       684/601   1,541/1,336
   Growth & Value...........     102/87      389/288       697/507   1,573/1,136
   Larger Cap Value.........     102/87      488/389       900/713   2,050/1,632
   Small Cap Value..........    102/148      654/738   1,232/1,355   2,806/3,021

  UNDER THE FULCRUM FEE ARRANGEMENT, NUMERIC'S FEE WOULD BE LESS THAN THE CURRENT ADVISORY FEE OF 0.75% IF A FUND'S PERFORMANCE DID NOT EXCEED ITS BENCHMARK BY 3.00% IN A GIVEN TWELVE MONTH PERIOD, AND WOULD ONLY BE MORE THAN THE CURRENT ADVISORY FEE IF A FUND'S PERFORMANCE EXCEEDED ITS BENCHMARK BY MORE THAN 4.00% IN A GIVEN TWELVE MONTH PERIOD.

  The management fees payable by each Fund under its Amended Agreement are the separate obligation of that Fund and not the joint obligation of all Funds.

  The Amended Agreements provide that Numeric will continue to pay all expenses incurred by it in connection with its activities under the Amended Agreements other than the expenses to be borne by the Funds. Expenses to be borne by the Funds include, without limitation, brokerage fees, commissions and other transaction costs, outside auditing and legal expenses, Securities and Exchange Commission ("SEC") fees, costs of shareholders' reports and meetings, costs of proxy statements and prospectuses and extraordinary expenses.

  The Amended Agreements also provide that Numeric may continue to place orders for portfolio securities with any broker or dealer selected by Numeric. In executing portfolio transactions and selecting brokers or dealers, the Amended Agreements require Numeric to use its reasonable best efforts to seek the most favorable execution of orders. Consistent with this obligation, Numeric may purchase and sell portfolio securities from and to brokers and dealers who provide brokerage and research services to or for the benefit of the Funds directly or indirectly. Numeric is authorized to cause the Funds to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Numeric determines in good faith that the amount of each such commission was reasonable in relation to the value of brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction to which the commission relates or Numeric's overall responsibilities with respect to accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to Numeric or the Funds' principal underwriter, Provident Distributors, Inc., or any affiliated person of either of them, except as permitted by the SEC.

  The Amended Agreements also provide that Numeric shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by Numeric in the performance of its duties or from reckless disregard by it of its obligations and duties under the Amended Agreements ("disabling conduct"). Each Fund has agreed to indemnify and hold harmless Numeric against all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Numeric.

  If approved by a majority of the outstanding Shares of each Fund (as defined below) and not sooner terminated, each Amended Agreement will continue in effect with respect to each such Fund until August 16, 2000 and thereafter from year to year, provided that such continuance is approved at least annually (i) by the vote of a majority of those members of the Board of Directors who are not parties to the Amended Agreements or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, and (ii) by the Board of Directors or by vote of a majority of the outstanding Shares of each such Fund.

  The Amended Agreements provide that each will terminate automatically in the event of its "assignment" (as defined in the 1940 Act), and that each is terminable by Numeric, by the Board of Directors of the Company, or by vote of a majority of the outstanding Shares of each Fund without penalty, on 60 days' written notice.

  Evaluation by the Board of Directors. The Company's Board of Directors has determined that approving the Amended Agreements with Numeric on behalf of the Funds would provide appropriate incentives for Numeric in making portfolio investments through the performance adjustment. In addition, the Board has limited the performance adjustment to a particular range. The Board believes that the Amended Agreements would enable the Funds to obtain high quality services at costs deemed appropriate, reasonable and in the best interests of the Funds and their shareholders.

  Among other things, the Board considered that (i) the selection of the benchmark indices under the Amended Agreements was appropriate; (ii) Numeric's investment performance would be measured with respect to twelve month periods and on a "rolling basis," thus making it less likely management fee payments would be affected by short-term or "random" fluctuations in a respective Fund's performance than might be the case if a shorter measuring period was used in the performance formula; (iii) Numeric has demonstrated its abilities as an investment adviser to the Funds; (iv) the terms of the Current Agreements and the Amended Agreements were identical except for the fees payable to Numeric; (v) the formula for determining the fulcrum fee arrangement would result in significant fee adjustments only in response to significant performance differences; and (vi) there would be no change in personnel at Numeric providing investment advisory services to the Funds as a result of the Amended Agreements. In reaching its determination, the Board gave approximately equal weight to the foregoing considerations.

  Based upon its review, the Board concluded that the Amended Agreements with Numeric are reasonable, fair and in the best interests of the Funds and their shareholders, and that the fees provided therein are fair and reasonable. In the Board's view, retaining Numeric to serve as the Funds' investment adviser, under the terms of the Amended Agreements, is desirable and in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other facts and information as it deemed relevant, the Board, including a majority of those members of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to the Amended Agreements, approved the Amended Agreements with Numeric on July 28, 1999 and voted to recommend their approval by the shareholders of the Funds.

  Information concerning the Current Agreements. The Current Agreements relating to each of the Funds are dated, and were approved by each Fund's sole shareholder prior to its initial public offering, as of April 24, 1996, except for the Larger Cap Value Fund which is dated, and was approved by the Fund's sole shareholder prior to its initial public offering, December 1, 1997, and the Small Cap Value Fund, which is dated, and was approved by the Fund's sole shareholder prior to its initial public offering, November 30, 1998. The Board of Directors last approved the Funds' Current Agreements on July 28, 1999. Pursuant to the Current Agreements, Numeric is entitled to receive advisory fees at a rate of 0.75% of each Fund's average daily net assets.

  Required Vote. The approval of the Amended Agreements requires the affirmative vote of the holders of a "majority of the outstanding shares" of each Fund (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDED AGREEMENTS.

                              VOTING INFORMATION

  General Information. This proxy is being furnished in connection with the solicitation of proxies for the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Company may also solicit proxies by personal interview. In this connection, the Company has retained SCC to assist in the solicitation of proxies. Shareholders may vote by mail, by marking, signing, dating and returning the enclosed Proxy Card(s) in the enclosed postage-paid envelope. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

  Record Date. Only shareholders of record at the close of business on September 30, 1999 will be entitled to vote at the Meeting. On that date, the outstanding Shares were as follows:

                                                                  Number of
   Fund                                                       Shares Outstanding
   ----                                                       ------------------
   Micro Cap Fund............................................   4,210,177.032
   Growth Fund...............................................   4,091,049.578
   Growth & Value Fund.......................................   2,848,549.138
   Larger Cap Value Fund.....................................     611,518.190
   Small Cap Value Fund......................................     892,623.429

  Quorum. A quorum is constituted with respect to the Company or a Fund by the presence in person or by proxy of the holders of at least one-third of the outstanding Shares of the Company or a Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as Shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

  In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received by the Company or by one or more of the Funds, one or more adjournment(s) may be proposed to permit further solicitations of proxies. Any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting. Any such adjournment(s) will require the affirmative vote of a majority of those Shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s). A shareholder vote may be taken with respect to one or more of the Funds on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval with respect to such Fund or Funds.

  Other Shareholder Information. The name, address and share ownership of each other person who may have possessed sole or shared voting or investment power with respect to more than 5% of the Company's outstanding Shares as of the record date were:

                                                                                    Percentage of
                                                                     Amount of Fund  Fund Shares
                                      Name and Address                Shares Owned      Owned
                         ------------------------------------------- -------------- -------------
Micro Cap Fund.......... Charles Schwab & Co., Inc.                   563,252.627       13.4%
                         Special Custody Account for the Exclusive
                          Benefit of Customers
                         Attn Mutual Funds A/C 3143-0251
                         101 Montgomery St.
                         San Francisco, CA 94104

                                                                                    Percentage of
                                                                     Amount of Fund  Fund Shares
                                      Name and Address                Shares Owned      Owned
                         ------------------------------------------- -------------- -------------
                         Janis Claflin, Bruce Fetzer,
                         Winston Franklin and
                         Robert Lehman, Trustees
                         The John E. Fetzer Institute, Inc.            453,512.828      10.8%
                         U/A DTD 06-1992
                         Attn Christina Adams
                         9292 West KL Ave.
                         Kalamazoo, MI 49009

                         Louisa Stude Sarofim Foundation               241,673.227       5.7%
                         DTD 01/04/91
                         c/o Nancy Head
                         1001 Fannin 4700
                         Houston, TX 77002

                         Public Institute For Social Security          635,883.841      15.1%
                         1001 19th St. N, 16th Flr.
                         Arlington, VA 22209

Growth Fund............. Charles Schwab & Co., Inc.                    303,330.184       7.5%
                         Special Custody Account for the Exclusive
                          Benefit of Customers
                         Attn Mutual Funds
                         101 Montgomery St.
                         San Francisco, CA 94104

                         Citibank North America, Inc.                1,668,190.585      41.1%
                         F/B/O Sargant & Lundy Retirement Trust
                         Mutual Fund Unit Bld B
                         Floor 1 Zone 7
                         3800 Citibank Center
                         Tampa, FL 33610-9122

                         Louisa Stude Sarofim Foundation               242,293.476       5.9%
                         DTD 01/04/91
                         c/o Nancy Head
                         1001 Fannin 4700
                         Houston, TX 77002

                         The John E. Fetzer Institute, Inc.            220,359.540       5.4%
                         Attn Christina Adams
                         9292 West KL Ave.
                         Kalamazoo, MI 49009

                         U.S. Equity Investment Portfolio L.P.         318,464.452       7.8%
                         1001 N. U.S. Hwy. One, Suite 800
                         Jupiter, FL 33477

Growth & Value Fund..... Charles Schwab & Co., Inc.                    584,748.975      20.8%
                         Special Custody Account for the Exclusive
                          Benefit of Customers
                         Attn Mutual Funds
                         101 Montgomery St.
                         San Francisco, CA 94104

                                                                                    Percentage of
                                                                     Amount of Fund  Fund Shares
                                      Name and Address                Shares Owned      Owned
                         ------------------------------------------- -------------- -------------
                         National Investor Services Corp.             203,862.874        7.3%
                          for the Exclusive Benefit of our Customers
                         S. 55 Water St., 32nd Flr.
                         New York, NY 10041-3299

Larger Cap Value Fund... Charles Schwab & Co., Inc.                   316,990.805         51%
                         Special Custody Account for the Exclusive
                          Benefit of Customers
                         Attn Mutual Funds
                         101 Montgomery St.
                         San Francisco, CA 94104

                         FTC & Co.                                     56,702.221        9.1%
                         Attn Datalynx 241
                          Attn Datalynx 273
                         P.O. Box 173736
                         Denver, CO 80217-3736

                         NFSC FEBO 108-436631                          61,534.010        9.9%
                         FMT Co. Cust. IRA Rollover
                          FBO Warren E. Shaw
                         84 Rye Rd.
                         Rye, NY 10580

Small Cap Value Fund.... State Street Bank and Trust Co.              482,033.297       53.7%
                          FBO Yale Univ. Ret. Plan for Staff
                         Employees
                         State Street Bank & Trust Co. Master Trust
                         Attn Kevin Sutton
                         Solomon Williard Bldg.
                         One Enterprise Dr.
                         North Quincy, MA 02171

                         Yale University Ret. Health Benefits Trust   239,762.079       26.7%
                         Attn Seth Alexander
                         230 Prospect St.
                         New Haven, CT 06511

                            ADDITIONAL INFORMATION

  Information About Numeric. Numeric is a limited partnership whose principal offices are located at One Memorial Drive, Cambridge, MA 02142. Numeric's general partner is WBE & Associates LLC, whose sole member is LJM Company. Both companies are located at One Memorial Drive, Cambridge, MA 02142. Langdon
B. Wheeler serves as Numeric's President and is the majority shareowner of LJM Company. Mr. Wheeler's address is also One Memorial Drive, Cambridge, MA 02142.

  Numeric specializes in the active management of U.S. and international equity portfolios using internally developed quantitative stock selection and portfolio risk-control techniques, and currently has over $5 billion in assets under management for individual, limited partnership, mutual fund, offshore fund, pension plan and endowment accounts.

  Principal Underwriter and Administrators. Provident Distributors, Inc. which is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428 serves as the exclusive underwriter for shares of the Funds. The Company's co-administrators are: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 and Bear Stearns Funds Management Inc., 575 Lexington Avenue, 9th Floor, New York, NY 10022.

                                 OTHER MATTERS

  The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

  No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment.

Dated: October 13, 1999

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

  THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED AUGUST 31, 1998 AND FEBRUARY 28, 1999, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY CALLING THE COMPANY AT (800) 686-3742.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   Registration                                           Valid signatures
   ------------                                           ----------------
   CORPORATE ACCOUNTS
   (1) ABC Corp.................................... ABC Corp.
   (2) ABC Corp.................................... John Doe, Treasurer
   (3) ABC Corp.
      c/o John Doe, Treasurer...................... John Doe
   (4) ABC Corp. Profit Sharing Plan............... John Doe, Treasurer

   TRUST ACCOUNTS
   (1) ABC Trust................................... Jane B. Doe, Trustee
   (2) Jane B. Doe,
      Trustee u/t/d 12/28/78....................... Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   (1) John B. Smith,
      Cust. f/b/o John B. Smith, Jr. UGMA.......... John B. Smith
   (2) John B. Smith............................... John B. Smith, Jr., Executor

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT












                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.



PROXY CARD                     THE RBB FUND, INC.                     PROXY CARD
                              n/i numeric investors
                                 MICRO CAP FUND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



A Special Meeting of Shareholders (the "Meeting") of n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Growth & Value Fund ("Growth & Value Fund"), n/i numeric investors Larger Cap Value Fund ("Larger Cap Value Fund"), and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund," and collectively, the "Numeric Funds"), each a series of The RBB Fund, Inc. (the "RBB Fund" or the "Company"), will be held at the offices of the RBB Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 3rd Floor, Wilmington, Delaware 19809 on November 22, 1999, at 10:00 a.m.


This proxy when properly executed will be voted in the manner you directed. If no direction is given, with respect to the particular item, this proxy will be voted FOR item 1.



                                   NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.



                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Signature of joint owner, if any
                                                                         , 1999
                                   ---------------------------------------------
                                   Date

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT













                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                    Please detach at perforation before mailing.





                               THE RBB FUND, INC.
                              n/i numeric investors
                                 MICRO CAP FUND


The Board of Directors of the RBB Fund unanimously recommends that shareholders of the Micro Cap Fund vote to approve the amendment to its advisory agreement.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                         FOR   AGAINST   ABSTAIN
1.   The approval of an amendment to the investment      [_]     [_]       [_]
     advisory agreement between the Company and Numeric Investors L.P. with respect to the Micro Cap Fund pursuant to which Numeric
     Investors L.P. would be compensated on a performance fee basis.

The transaction of such other business as may properly come before the meeting or any adjournment thereof.



                       WE NEED YOUR PROXY VOTE IMMEDIATELY
   YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE
                            OF FURTHER SOLICITATION

             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.



PROXY CARD                      THE RBB FUND, INC.                    PROXY CARD
                              n/i numeric investors
                                   GROWTH FUND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


A Special Meeting of Shareholders (the "Meeting") of n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Growth & Value Fund ("Growth & Value Fund"), n/i numeric investors Larger Cap Value Fund ("Larger Cap Value Fund"), and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund," and collectively, the "Numeric Funds"), each a series of The RBB Fund, Inc. (the "RBB Fund" or the "Company"), will be held at the offices of the RBB Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 3rd Floor, Wilmington, Delaware 19809 on November 22, 1999, at 10:00 a.m.


This proxy when properly executed will be voted in the manner you directed. If no direction is given, with respect to the particular item, this proxy will be voted FOR item 1.



                                   NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.



                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Signature of joint owner, if any
                                                                         , 1999
                                   ---------------------------------------------
                                   Date

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT











                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.





                               THE RBB FUND, INC.
                              n/i numeric investors
                                   GROWTH FUND


The Board of Directors of the RBB Fund unanimously recommends that shareholders of the Growth Fund vote to approve the amendment to its advisory agreement.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                       FOR    AGAINST    ABSTAIN
1.   The approval of an amendment to the investment    [_]      [_]        [_]
     advisory agreement between the Company and Numeric Investors L.P. with respect to the Growth Fund pursuant to which Numeric
     Investors L.P. would be compensated on a performance fee basis.

The transaction of such other business as may properly come before the meeting or any adjournment thereof.



                       WE NEED YOUR PROXY VOTE IMMEDIATELY
   YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE
                            OF FURTHER SOLICITATION

             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT














                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.



PROXY CARD                     THE RBB FUND, INC.                     PROXY CARD
                              n/i numeric investors
                               GROWTH & VALUE FUND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


A Special Meeting of Shareholders (the "Meeting") of n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Growth & Value Fund ("Growth & Value Fund"), n/i numeric investors Larger Cap Value Fund ("Larger Cap Value Fund"), and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund," and collectively, the "Numeric Funds"), each a series of The RBB Fund, Inc. (the "RBB Fund" or the "Company"), will be held at the offices of the RBB Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 3rd Floor, Wilmington, Delaware 19809 on November 22, 1999, at 10:00 a.m.


This proxy when properly executed will be voted in the manner you directed. If no direction is given, with respect to the particular item, this proxy will be voted FOR item 1.




                                   NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.



                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Signature of joint owner, if any
                                                                         , 1999
                                   ---------------------------------------------
                                   Date

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT












                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.





                               THE RBB FUND, INC.
                              n/i numeric investors
                               GROWTH & VALUE FUND


The Board of Directors of the RBB Fund unanimously recommends that shareholders of the Growth & Value Fund vote to approve the amendment to its advisory agreement.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                  FOR    AGAINST    ABSTAIN
1.   The approval of an amendment to the          [_]      [_]        [_]
     investment advisory agreement between
     the Company and Numeric Investors L.P.
     with respect to the Growth & Value Fund
     pursuant to which Numeric Investors L.P.
     would be compensated on a performance
     fee basis.

The transaction of such other business as may properly come before the meeting or any adjournment thereof.




                       WE NEED YOUR PROXY VOTE IMMEDIATELY
   YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE
                             OF FURTHER SOLICITATION

             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT











                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.



PROXY CARD                      THE RBB FUND, INC.                    PROXY CARD
                              n/i numeric investors
                              LARGER CAP VALUE FUND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


A Special Meeting of Shareholders (the "Meeting") of n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Growth & Value Fund ("Growth & Value Fund"), n/i numeric investors Larger Cap Value Fund ("Larger Cap Value Fund"), and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund," and collectively, the "Numeric Funds"), each a series of The RBB Fund, Inc. (the "RBB Fund" or the "Company"), will be held at the offices of the RBB Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 3rd Floor, Wilmington, Delaware 19809 on November 22, 1999, at 10:00 a.m.

This proxy when properly executed will be voted in the manner you directed. If no direction is given, with respect to the particular item, this proxy will be voted FOR item 1.



                                   NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.



                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Signature of joint owner, if any
                                                                         , 1999
                                   ---------------------------------------------
                                   Date

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT













                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.





                               THE RBB FUND, INC.
                              n/i numeric investors
                              LARGER CAP VALUE FUND


The Board of Directors of the RBB Fund unanimously recommends that shareholders of the Larger Cap Value Fund vote to approve the amendment to its advisory agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                  FOR     AGAINST     ABSTAIN
1.   The approval of an amendment to the          [_]       [_]         [_]
     investment advisory agreement between
     the Company and Numeric Investors L.P.
     with respect to the Larger Cap Value Fund pursuant to which Numeric Investors L.P.
     would be compensated on a performance
     fee basis.

The transaction of such other business as may properly come before the meeting or any adjournment thereof.










                       WE NEED YOUR PROXY VOTE IMMEDIATELY
   YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE
                            OF FURTHER SOLICITATION

             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT













                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.



PROXY CARD                      THE RBB FUND, INC.                    PROXY CARD
                              n/i numeric investors
                              SMALL CAP VALUE FUND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


A Special Meeting of Shareholders (the "Meeting") of n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Growth & Value Fund ("Growth & Value Fund"), n/i numeric investors Larger Cap Value Fund ("Larger Cap Value Fund"), and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund," and collectively, the "Numeric Funds"), each a series of The RBB Fund, Inc. (the "RBB Fund" or the "Company"), will be held at the offices of the RBB Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 3rd Floor, Wilmington, Delaware 19809 on November 22, 1999, at 10:00 a.m.

This proxy when properly executed will be voted in the manner you directed. If no direction is given, with respect to the particular item, this proxy will be voted FOR item 1.



                                   NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.



                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Signature of joint owner, if any
                                                                         , 1999
                                   ---------------------------------------------
                                   Date

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT













                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.





                               THE RBB FUND, INC.
                              n/i numeric investors
                              SMALL CAP VALUE FUND


The Board of Directors of the RBB Fund unanimously recommends that shareholders of the Small Cap Value Fund vote to approve the amendment to its advisory agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                  FOR      AGAINST      ABSTAIN
1.   The approval of an amendment to the          [_]        [_]          [_]
     investment advisory agreement between
     the Company and Numeric Investors L.P.
     with respect to the Small Cap Value
     Fund pursuant to which Numeric
     Investors L.P. would be compensated on
     a performance fee basis.

The transaction of such other business as may properly come before the meeting or any adjournment thereof.



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